Exhibit 10.01

Florida documentary stamp tax required by law in the amount of $2,450 has been paid or will be paid directly to the Department of Revenue. Certificate of Registration No. 26-8000694050-8.

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of May 6, 2022 (this “Amendment”) is entered into among EVI INDUSTRIES, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower identified on the signature pages hereto as guarantors (the “Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 2, 2018 (as amended by the Limited Waiver dated as of March 5, 2019, the Consent to Credit Agreement dated as of May 20, 2020, the Limited Waiver dated as of July 30, 2020, the Joinder Agreement dated as of July 30, 2020, the Consent to Credit Agreement dated as of November 2, 2020, the Joinder Agreement dated as of November 3, 2020, and the Joinder Agreement dated as of February 8, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders have agreed to grant such requests of the Borrower; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                   Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended hereby).

2.                   Amendments to Credit Agreement: Subject to the terms and conditions hereof, the Administrative Agent and Lenders agree to the following amendments to the Credit Agreement:

(a)                Amendments to Credit Agreement. The Credit Agreement shall be and hereby is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), to add the underlined text (indicated textually in the same manner as the following example: underlined text), and to move text (indicated textually in the same manner as the following example: moved text), as set forth in the pages of the Credit Agreement attached hereto as Annex A.

(b)                Exhibits to Credit Agreement. Exhibits C, E, and R to the Credit Agreement shall be amended in their entirety by substituting in their place the Exhibits set forth on Annex B attached hereto.

(c)                Schedules to Credit Agreement. The Borrower prepared Schedules to the Credit Agreement shall be amended in their entirety by substituting in their place the Borrower prepared Schedules set forth on Annex C attached hereto.

(d)                Except as set forth in clauses (b) and (c) above, all other Exhibits and Schedules to the Credit Agreement shall not be amended, modified, supplemented or otherwise affected.

3.                   Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent (the date on which all such conditions precedent are satisfied (or waived), the “Amendment Effective Date”):

(a)                   the Administrative Agent shall have received counterparts to this Amendment executed by the Borrower, the Guarantors, each of the Lenders and the Administrative Agent;

(b)                   the Administrative Agent shall have received an officer’s certificate dated the Amendment Effective Date, certifying as to the Organization Documents of each Loan Party (which, subject to Section 8(c), to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party;

(c)                   except as set forth in Section 8(a) of this Amendment, the Administrative Agent shall have received opinions of counsel for the Loan Parties, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent;

(d)                   no Event of Default shall have occurred and be continuing or would result after giving effect to this Amendment;

(e)                   each of the representations and warranties contained in Article V of the Credit Agreement (as amended hereby) and the other Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date, except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (2) as to any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, such representation or warranty shall be true and correct (after giving effect to any qualification therein) in all respects and (3) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(f)                    the Borrower shall have paid in full all fees and expenses (including all reasonable and documented fees, expenses and disbursements of counsel to the Administrative Agent, directly to such counsel if requested by the Administrative Agent) due and payable to the Administrative Agent or its affiliates (including all upfront fees and other fees payable to the Administrative Agent for the account of itself and for the account of the Lenders);

(g)                   receipt by the Administrative Agent and the Lenders of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, the Beneficial Ownership Regulation, that has been requested not less than five Business Days prior to the Amendment Effective Date;

(h)                   except as set forth in Section 8(b) of this Amendment, the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent: (A) searches of UCC filings or equivalents in the jurisdiction of incorporation or formation, as applicable, of each Loan Party and each jurisdiction where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens, (B) tax lien, judgment and bankruptcy searches and (C) searches of ownership of Intellectual Property in the appropriate governmental offices and such patent/trademark/copyright and other filings as reasonably requested by the Administrative Agent in order to perfect or confirm perfection of the Administrative Agent’s security interest in the Intellectual Property; and

(i)                    such other assurances, certificates, documents, information, or consents as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

Without limiting the generality of the provisions of Section 9.03(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

4.                   Reaffirmations. (a) Each Loan Party agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Security Agreement, each Joinder Agreement, and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Security Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Amendment, the Credit Agreement (including the Guaranty), the Security Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

5.                   Effect of the Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement. References in this Amendment to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6.                   No Novation. Neither this Amendment nor the effectiveness hereof shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby.

7.                   Representations and Warranties of the Loan Parties. By its execution hereof, each Loan Party hereby represents and warrants as follows:

(a)                   Such Loan Party has the right, power and authority and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms; and

(b)                This Amendment and each other document executed in connection herewith has been duly executed and delivered by such Loan Party, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

8.                   Post-Closing Matters. Each of the Loan Parties hereby covenants and agrees to complete each of the following post-closing obligations and/or provide to Administrative Agent each of the documents, instruments, agreements and information listed below on or before the date set forth for each such item (or such later date as determined by Administrative Agent in its sole discretion):

(a)                   within five (5) Business Days of the Amendment Effective Date, the Administrative Agent shall have received opinions of Tennessee local counsel for the applicable Loan Parties, addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent.

(b)                   within five (5) Business Days of the Amendment Effective Date, the Administrative Agent shall have received the results of all searches required pursuant to Section 3(h) of this Amendment, to the extent such searches were not delivered to the Administrative Agent on or prior to the Amendment Effective Date.

(c)                   within five (5) Business Days of the Amendment Effective Date, the Administrative Agent shall have received Organization Documents of each Loan Party filed with a Governmental Authority and not delivered to the Administrative Agent on the Amendment Effective Date, in each case, certified as of a recent date by such Governmental Authority.

9.                   Miscellaneous

(a)                   Governing Law; Acknowledgment Regarding any Supported QFCs. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Section 11.14, Section 11.15 and Section 11.21 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)                   Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)                   Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)                   Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)                   Entirety. This Amendment and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EVI INDUSTRIES, INC. (F/K/A ENVIROSTAR,

INC.)

By:	/s/ Henry M. Nahmad
Name:	Henry M. Nahmad
Title:	President and Chief Executive Officer

GUARANTORS:	CONSOLIDATED LAUNDRY EQUIPMENT, LLC

CENTRAL EQUIPMENT COMPANY, LLC

YANKEE EQUIPMENT SYSTEMS, LLC

STEINER-ATLANTIC, LLC (F/K/A STEINER

ATLANTIC CORP.)

DRYCLEAN USA LICENSE, LLC (F/K/A

DRYCLEAN USA LICENSE CORP.)

WESTERN STATE DESIGN, INC.

MARTIN-RAY LAUNDRY SYSTEMS, LLC (F/K/A

MARTIN-RAY LAUNDRY SYSTEMS, INC.)

TRI-STATE TECHNICAL SERVICES, LLC (F/K/A

TRI-STATE TECHNICAL SERVICES, INC.)

AADVANTAGE LAUNDRY SYSTEMS, LLC

(F/K/A AADVANTAGE LAUNDRY SYSTEMS,

INC.)

SCOTT EQUIPMENT, LLC (F/K/A SCOTT

EQUIPMENT, INC.)

INDUSTRIAL LAUNDRY SERVICES

EQUIPMENT, LLC (F/K/A INDUSTRIAL

LAUNDRY SERVICES, INC.)

WORLDWIDE LAUNDRY, LLC (F/K/A

WORLDWIDE LAUNDRY, INC.)

WA ACQUISITION, LLC (F/K/A WA

ACQUISITION CORP.)

SKYLINE EQUIPMENT, LLC (F/K/A SKYLINE

EQUIPMENT, INC.)

PAC INDUSTRIES, LLC

PROFESSIONAL LAUNDRY SYSTEMS, LLC

TN OZONE, LLC

LARGE EQUIPMENT, LLC

COMMERCIAL LAUNDRY EQUIPMENT, LLC

By:	/s/ Henry M. Nahmad
Name:	Henry M. Nahmad
Title:	President and Chief Executive Officer

Signature Page to

First Amendment to Credit Agreement

EVI Industries, Inc.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kelly Weaver
Name:	Kelly Weaver
Title:	Vice President

Signature Page to

First Amendment to Credit Agreement

EVI Industries, Inc.

LENDER:	BANK OF AMERICA, N.A., as L/C Issuer, Swingline Lender and a Lender

By:	/s/ Julia H. Greenwell
Name:	Julia H. Greenwell
Title:	SVP

Signature Page to

First Amendment to Credit Agreement

EVI Industries, Inc.

U.S. BANK NATIONAL ASSOCIATION, as L/C Issuer and a Lender

By:	/s/ Marshall M. Stuart
Name:	Marshall M. Stuart
Title:	Vice President

Signature Page to

First Amendment to Credit Agreement

EVI Industries, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Yasir Rizvi
Name:	Yasir Rizvi
Title:	Vice President

Signature Page to

First Amendment to Credit Agreement

EVI Industries, Inc.